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                                 Exhibit 10.6


                             COMMON STOCK WARRANT

                    The Transferability of This Warrant is
                     Restricted as Provided in Section 3.

Void after January 26, 2003                          Right to Purchase 750,000
                                                     shares of Common Stock
                                                     (subject to adjustment)


                                   PREAMBLE

         AMNEX, Inc. (the "Company"), a New York corporation, hereby certifies that, for value received, Francesco Galesi (such person or any subsequent valid record and beneficial owner, "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time before 5:00 P.M. New York time, on January 26, 2003, fully paid and nonassessable shares of Common Stock, par value $.001 per share, of the Company, at the purchase price per share (the "Purchase Price") of $1.50 (the "Initial Purchase Price"). The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein.

         This Warrant Certificate evidences the Common Stock Purchase Warrants (the "Warrants") issued pursuant to resolutions of the Board of Directors of the Company dated January 6, 1998 and January 14, 1998. The Warrants evidence rights to purchase an aggregate of 750,000 shares of Common Stock of the Company, subject to adjustment as provided in this Warrant Certificate.

1.       Definitions.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

             (a) The term "Company" includes any corporation which shall succeed to or assume the obligations of the Company hereunder.

             (b) The term "Common Stock" includes all stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of

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which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).




             (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) which the holders of the Warrants at any time shall be entitled to receive, or shall have received, on the exercise of the Warrants, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 6 or otherwise.

             (d) "Register," "registered" and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement.

             (e) The term "Shares" means the Common Stock issued or issuable upon exercise of the Warrants.

             (f) The term "Securities Act" means the Securities Act of 1933, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

             (g) The term "Securities and Exchange Commission" or "Commission" refers to the Securities and Exchange Commission or any other federal agency then administering the Securities Act.

             (h) The term "Securities Exchange Act" means the Securities Exchange Act of 1934, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect at the time.

  2. Registration and Listing.

     2.1. Registration. The Company will use its best efforts to effect as soon as practicable the registration of all Shares on Form S-3 for purposes of disposition by the Holders.

     2.2. Listing. The Company shall secure as soon as practicable the listing of the Shares upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all Shares.

  3. Restrictions on Transfer. If, at the time of any transfer or exchange (other than a transfer or exchange not involving a change in the beneficial ownership of such Warrant or Shares) of a

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Warrant or Shares, such Warrant or Shares shall not be registered under the

Securities Act, the Company may require, as a condition of allowing such transfer or exchange, that the Holder or transferee of such Warrant or Shares, as the case may be, furnish to the Company an opinion of counsel reasonably acceptable to the Company or a "no action" or similar letter from the Securities and Exchange Commission to the effect that such exercise, transfer or exchange may be made without registration under the Securities Act. In the case of such transfer or exchange and in the case of an exercise of a Warrant if the Shares to be issued thereupon are not registered pursuant to the Securities Act, the Company may require a written statement that such Warrant or Shares, as the case may be, are being acquired for investment and not with a view to the distribution thereof. The certificates evidencing the Shares issued on the exercise of the Warrants shall, if such Shares are being sold or transferred without registration under the Securities Act, bear a legend to the effect that the Shares evidenced by such certificates have not been so registered.

  4. Exercise of Warrants.

     4.1. Exercise in Full. The Warrants may be exercised in full by surrendering this Warrant Certificate, with the form of subscription at the end hereof duly executed by the Holder, to the Company at its principal office. The surrendered Warrant Certificate shall be accompanied by payment, in cash or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock called for on the face of this Warrant Certificate (without giving effect to any adjustment therein) by the Purchase Price.

     4.2. Partial Exercise. The Warrants may be exercised in part by surrender of this Warrant Certificate in the manner and at the place provided in Subsection 4.1. On any such partial exercise, subject to the provisions of
Section 3 hereof, the Company at its expense will forthwith issue and deliver to or upon the order of the Holder a new Warrant Certificate or Certificates of like tenor, in the name of the Holder or as the Holder may request, for the number of shares of Common Stock (without giving effect to any adjustment therein) equal to the number of such shares called for on the face of this Warrant Certificate minus the number of such shares designated by the Holder in the subscription at the end hereof.

     4.3. Company Acknowledgment. The Company will, at the time of the exercise, exchange or transfer of this Warrant, upon the request of the Holder acknowledge in writing its continuing obligation to afford to the Holder or transferee any rights (including, without limitation, any right to registration of the Shares) to which the Holder or transferee shall continue to be entitled after such exercise, exchange or transfer in accordance with the provisions of this Warrant Certificate, provided that if the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to the Holder or transferee any such rights.

     5. Delivery of Stock Certificates, Etc., on Exercise. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the

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name of and delivered to the Holder, or as the Holder (upon payment by the
Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable Shares to which the Holder shall be entitled on such exercise, plus, in lieu of any fractional Share to which the Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current market value of one full Share (as computed in accordance with Subsection 6.1(c) hereof).

  6. Adjustments.

     6.1. Adjustment of Purchase Price. The Purchase Price hereof shall be subject to adjustment from time to time as follows:

          (a) In case the Company shall (i) pay a dividend on its Common
Stock in Common Stock, (ii) subdivide its outstanding shares of Common Stock, or
(iii) combine its outstanding shares of Common Stock into a small number of shares, then, in such an event, the Purchase Price in effect immediately prior thereto shall be adjusted proportionately so that the adjusted Purchase Price will bear the same relation to the Purchase Price in effect immediately prior to any such event as the total number of shares of Common Stock outstanding immediately prior to any such event shall bear to the total number of shares of Common Stock outstanding immediately after such event. An adjustment made pursuant to this subdivision (a), (i) shall become effective retroactively immediately after the record date in the case of a dividend and (ii) shall become effective immediately after the effective date in the case of a subdivision or combination. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein.

          (b) In case the Company shall distribute to holders of shares of Common Stock Other Securities, evidences of its indebtedness or assets (excluding cash dividends or distributions) or purchase rights, options or warrants to subscribe for or purchase such Other Securities, evidences of indebtedness or assets (excluding those referred to in subdivision (b) above), then in each such case the Purchase Price in effect thereafter shall be determined by multiplying the Purchase Price in effect immediately prior thereto by a fraction, of which the numerator shall be the total number of outstanding shares of Common Stock multiplied by the current market price per share of Common Stock (as determined in accordance with the provisions of subdivision (d) below) on the record date mentioned below, less the fair market value as determined by the Board of Directors (whose determination shall be conclusive) of the Other Securities, assets or evidences of indebtedness so distributed or of such rights or warrants, and of which the denominator shall be the total number of outstanding shares of Common Stock multiplied by such current market price per share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective retroactively immediately after the record date for the determination of stockholders entitled to receive such distribution.

          (c) For the purpose of any computation under subdivision (b) above, the current market price per share of Common Stock at any date shall be deemed to be the fair


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market value as determined by the Board of Directors of the Company (whose determination shall be conclusive).


          (d) No adjustment of the Purchase Price shall be made if the amount of such adjustment shall be less than one cent ($.01) in effect at the time such adjustment is otherwise required to be made, but in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment, which, together with any adjustment so carried forward, shall amount to not less than one cent ($.01).

     6.2. Adjustment of Number of Shares of Common Stock. Upon each adjustment of the Purchase Price pursuant to subdivision (a) of Subsection 6.1, the number of shares of Common Stock purchasable upon exercise of the Warrants shall be adjusted to the number of shares of Common Stock, calculated to the nearest one hundredth of a share, obtained by multiplying the number of shares of Common Stock purchasable immediately prior to such adjustment upon the exercise of the Warrants by the Purchase Price in effect prior to such adjustment and dividing the product so obtained by the new Purchase Price.

     6.3. Certificate of Adjustment. Whenever the Purchase Price is adjusted as herein provided, the Company shall compute the adjusted Purchase Price in accordance with Subsection 6.1 and shall prepare a certificate signed by its Chairman of the Board, Vice Chairman of the Board, President or Vice President and its principal accounting officer setting forth the adjusted Purchase Price and showing in reasonable detail the method of such adjustment and the fact requiring the adjustment and upon which such calculation is based, and such certificate shall forthwith be forwarded to the Holder.

     6.4. Form of Warrant Certificate. The form of this Warrant Certificate need not be changed because of any change in the Purchase Price pursuant to this
Section 6 and any Warrant Certificate issued after such change may state the same Purchase Price and the same number of shares of Common Stock as are stated in this Warrant Certificate as initially issued. However, the Company may at any time in its sole discretion (which shall be conclusive) make any change in the form of this Warrant Certificate that it may deem appropriate and that does not affect the substance thereof. Any Warrant Certificate thereafter issued or countersigned, whether in exchange or substitution for an outstanding Warrant Certificate or otherwise, may be in the form as so changed.

     6.5. Reorganization. In case of any capital reorganization of the Company, or of any reclassification of the Common Stock, the Warrants shall be exercisable after such capital reorganization or reclassification upon the terms and conditions specified in this Warrant Certificate, for the number of shares of stock or other securities which the Common Stock issuable (at the time of such capital reorganization or reclassification) upon exercise of the Warrants would have been entitled to receive upon such capital reorganization or reclassification if such exercise had taken place immediately prior to such action. The subdivision or combination of shares of Common Stock at any time outstanding into a greater or lesser number

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of shares of Common Stock shall not be deemed to be a reclassification of the
Common Stock of the Company for the purposes of this Subsection 6.5.

     6.6. Dividends, Rights, Mergers, Liquidation, Etc. In case at any time after the date of this Warrant Certificate:

          (a) The Company shall declare a dividend (or any other distribution) on its shares of Common Stock payable otherwise than in cash out of its earned surplus; or

          (b) The Company shall authorize the granting to the holders of its shares of Common Stock of rights to subscribe for or purchase any shares of capital stock of any class or of any other rights; or

          (c) The Company shall authorize any consolidation or merger to which it is a party and for which approval of any shareholders of the Company is required, or the sale or transfer of all or substantially all of its assets or all or substantially all of its issued and outstanding stock; or

          (d) Events shall have occurred resulting in the voluntary and involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause notice to be sent to the Holder at least 20 days prior (or on the date of any event specified in clause (d) above) to the applicable record date hereinafter specified, a notice stating (1) the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or, if a record is not to be taken, the date as of which the holders of shares of Common Stock of record to be entitled to such dividend, distribution or rights are to be determined or (2) the date on which such consolidation, merger, sale, transfer, initial public offering, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of shares of Common Stock of record shall be entitled to exchange their shares for securities or other property deliverable upon such consolidation, merger, sale, transfer, dissolution, liquidation or winding up. Failure to give any such notice of any defect therein shall not affect the validity of the proceedings referred to in clauses (a), (b), (c) and (d) above.

     6.7. Continuation of Terms. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 6, this Warrant Certificate shall continue in full force and effect and the terms hereof shall be applicable to the shares of stock and other securities and property receivable on the exercise of the Warrants after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any such stock or other securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant Certificate.

  7. No Dilution or Impairment. The Company will not, by amendment of its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger,


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dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant Certificate, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against dilution or other impairment.

   8. Replacement of Warrants. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant Certificate and, in the case of any such loss, theft or destruction of any Warrant Certificate, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of such Warrant
Certificate, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant Certificate or Certificates of like tenor.

  9. Warrant Agent. The Company may, by written notice to the Holder, appoint an agent having an office in New York, New York, for the purpose of issuing Shares on the exercise of the Warrants or exchanging this Warrant Certificate pursuant to Section 4, and replacing this Warrant Certificate pursuant to Section 8, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

  10. Negotiability, Etc. The Warrants are issued upon the following terms, to all of which each holder or owner hereof by the taking hereof consents and agrees:

          (a) title to the Warrants may be transferred by endorsement (by the Holder executing the form of assignment at the end hereof) and delivery in the same manner as in the case of a negotiable instrument transferable by endorsement and delivery;

          (b) any person in possession of this Warrant Certificate properly endorsed is authorized to represent himself as absolute owner hereof and is empowered to transfer absolute title hereto by endorsement and delivery hereof to a bona fide purchaser hereof for value; each prior taker or owner waives and renounces all of his equities or rights in the Warrants in favor of each such bona fide purchaser, and each such bona fide purchaser shall acquire absolute title hereto and to all rights represented hereby; and

          (c) until the Warrants are transferred on the books of the Company,

the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

  11. Notice, Etc. All notices and other communications from the Company to the Holder shall be mailed by first class registered or certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by the Holder or, until the Holder furnishes to the Company an address, then to, and at the address of, the last holder of the Warrants who has so furnished an address to the Company.

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  12. Reservation of Shares. The Company will at all times reserve for issuance and delivery upon exercise of this Warrant all Common Shares or other shares of capital stock of the Company (and other securities and property) from time to time receivable upon exercise of this Warrant.

  13. Miscellaneous. This Warrant and any term hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge or termination is sought. This Warrant is being delivered in the State of New York and shall be construed and enforced in accordance with and governed by its laws. The headings in this Warrant Certificate are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. This Warrant Certificate is being executed as an instrument under seal. All nouns and pronouns used herein shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons to whom reference is made herein may require.


  14. Expiration. The right to exercise the Warrants shall expire at 5:00 P.M., New York time, on January 26, 2003.


Dated:  January 26, 1998                    AMNEX, Inc.

                                            By:
                                               ------------------------------
                                               Name:  Alan Rossi
                                               Title: Chief Executive Officer

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                              SUBSCRIPTION NOTICE

         The undersigned, the beneficial and registered holder of the foregoing Warrant, hereby elects to exercise purchase rights represented by said Warrant for, and to purchase thereunder, ___________ shares of the Common Stock covered by such Warrant and herewith makes payment in full therefor pursuant to Section 4 of such Warrant, and request (a) that certificates for such shares (and any securities or other property issuable upon such exercise) be issued in the name of and delivered to the undersigned whose address is ____________________________ and (b) if such shares shall not include all of the shares issuable as provided in such Warrant, that a new Warrant Certificate or Certificates of like tenor and date for the balance of the shares issuable thereunder be delivered to the undersigned.


                                         --------------------------------
                                         Name:

Dated:
      -------------------


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                                  ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sell, assigns and transfer unto _______________ the rights to purchase __________ shares of Common Stock of AMNEX, Inc. represented by the foregoing Warrant and hereby appoints __________________ attorney to transfer said rights on the books of said corporation, with full power of substitution in the premises.


                                            --------------------------------
                                            Name:

Dated:
      -------------------